	LDR REAL ESTATE VALUE OPPORTUNITY FUND
	Schedule of Investments
	March 31, 2025 (unaudited)
		Shares	Value
87.81%	COMMON STOCK
32.87%	DIVERSIFIED/OTHER
	Alexander & Baldwin, Inc. REIT	40,138	$691,578
	Alexandria Real Estate Equities, Inc. REIT	7,482	692,160
	Digital Realty Trust, Inc. REIT	4,378	627,324
	Equinix, Inc. REIT	874	712,616
	Howard Hughes Holdings, Inc.(A)	9,651	714,946
	Kennedy-Wilson Holdings, Inc.	64,417	559,140
	Vertiv Holdings Co.	7,614	549,731
			4,547,495
10.43%	HEALTHCARE
	Community Healthcare Trust, Inc. REIT	37,558	682,053
	Healthpeak Properties, Inc. REIT	37,629	760,858
			1,442,911
5.47%	MORTGAGE
	Starwood Property Trust, Inc. REIT	38,281	756,815
6.39%	OFFICE
	American Tower Corporate REIT	4,060	883,456
16.85%	RESIDENTIAL
	Elme Communities REIT	47,742	830,711
	UMH Properties, Inc. REIT	39,697	742,334
	Veris Residential, Inc. REIT	44,816	758,287
			2,331,332
15.80%	RETAIL
	Brixmor Property Group, Inc. REIT	27,623	733,391
	CTO Realty Growth, Inc. REIT	39,089	754,809
	Kite Realty Group Trust REIT	31,172	697,318
			2,185,518
87.81%	TOTAL COMMON STOCK		$12,147,527
	LDR REAL ESTATE VALUE OPPORTUNITY FUND
	Schedule of Investments
	March 31, 2025 (unaudited)
		Shares	Value
8.81%	PREFERRED STOCK
1.81%	DIVERSIFIED/OTHER
	New Residential Investment Corp. Series C 9.554%	9,984	250,798
3.87%	MORTGAGE
	Annaly Capital Management, Inc. Series I 9.458%	12,448	317,797
	Granite Point Mortgage Trust, Inc. Series A 7.000%	12,683	217,640
			535,437
2.34%	RESIDENTIAL
	AGNC Investment Corp. Series E 9.557%	12,645	323,586
0.79%	RETAIL
	Seritage Growth Properties Series A 7.000%	4,885	109,424
8.81%	TOTAL PREFERRED STOCK		1,219,245
96.63%	TOTAL INVESTMENTS		13,366,772
3.37%	Other assets, net of liabilities		466,465
100.00%	NET ASSETS		$13,833,237

^Rate is determined periodically. Rate shown is the rate as of March 31, 2025

(A)Non-income producing

REIT - Real Estate Investment Trust.

In accordance with U.S. GAAP, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. U.S. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following summarizes the inputs used to value the Fund’s investments as of March 31, 2025:
	Level 1	Level 2	Level 3
		Other	Significant
		Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
COMMON STOCK		$12,147,527		$12,147,527
PREFERRED STOCK	$1,219,245	$1,219,245
TOTAL INVESTMENTS	$13,366,772	$13,366,772

The cost of investments for Federal income tax purposes has been estimated a/o March 31, 2025 since the final tax characteristics cannot be determined until fiscal year end. Cost of securities for Federal income tax purpose is $12,914,768, and the related net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,336,539
Gross unrealized depreciation	(884,535)
Net unrealized appreciation	$452,004